Exhibit 24

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, GREGG W. STEINHAFEL, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of February, 2008.

/s/ Roxanne S. Austin
Roxanne S. Austin

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, GREGG W. STEINHAFEL, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 1st day of February, 2008.

/s/ Calvin Darden
Calvin Darden

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, GREGG W. STEINHAFEL, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 14th day of February, 2008.

/s/ Mary Dillon
Mary Dillon

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, GREGG W. STEINHAFEL, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 14th day of February, 2008.

/s/ James A. Johnson
James A. Johnson

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, GREGG W. STEINHAFEL, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 1st day of February, 2008.

/s/ Richard M. Kovacevich
Richard M. Kovacevich

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, GREGG W. STEINHAFEL, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 12th day of March , 2008.

/s/ Mary E. Minnick
Mary E. Minnick

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, GREGG W. STEINHAFEL, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 11th day of February, 2008.

/s/ Anne M. Mulcahy
Anne M. Mulcahy

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, GREGG W. STEINHAFEL, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 1st day of February, 2008.

/s/ Derica W. Rice
Derica W. Rice

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, GREGG W. STEINHAFEL, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 13th day of February, 2008.

/s/ Stephen W. Sanger
Stephen W. Sanger

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 1st day of February, 2008.

/s/ Gregg W. Steinhafel
Gregg W. Steinhafel

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, GREGG W. STEINHAFEL, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 2nd day of February, 2008.

/s/ George W. Tamke
George W. Tamke

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, GREGG W. STEINHAFEL, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 20th day of February, 2008.

/s/ Solomon D. Trujillo
Solomon D. Trujillo

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

                                KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint GREGG W. STEINHAFEL, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debt, equity and other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

                                The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

                                IN WITNESS WHEREOF, the undersigned has signed below as of this 4th day of February, 2008.

/s/ Robert J. Ulrich
Robert J. Ulrich